AMENDMENT AND RESTATEMENT OF LOAN AGREEMENT


         THIS AMENDMENT AND RESTATEMENT OF LOAN AGREEMENT (this "Agreement") is dated as of May 30, 2002, and is by and between VENUS EXPLORATION, INC. ("Borrower"), a Delaware corporation, and THE FROST NATIONAL BANK ("Bank"), a national banking association.


                              W I T N E S S E T H:
                              - - - - - - - - - -

         That, in consideration of the mutual covenants, agreements and undertakings contained herein, Borrower and Bank hereby agree as follows:


I.       DEFINITIONS

         1.01 Defined Terms. As used in this Agreement, the following terms have the following meanings:

                  1. "Ames" shall mean Eugene L. Ames, Jr.

                  2. "Ames Guaranty" shall mean that certain Guaranty Agreement dated April 10, 2002, from Ames to Hibernia, guaranteeing, among other matters, the payment of the LOC Note.

                  3. "Bank's Counsel" shall mean the law firm of Streit, Peterson, Hall & Keeney, L.L.P., and each of its lawyers, or such other law firm or law firms and their lawyers as Bank may retain from time to time in connection with the loan transaction evidenced by this Agreement.

                  4. "Borrower's Account" shall have the meaning ascribed to that term in Paragraph 8.01 hereof.

                  5. "Business Day" shall mean any day other than a Saturday, Sunday or legal holiday on which national or state banking institutions in the City of San Antonio, Bexar County, Texas are not closed as authorized or required by law, and "Business Days" shall mean more than one Business Day.

                  6. "Commitment" shall have the meaning ascribed to that term in Paragraph 2.02 hereof.

                  7. "Debt" shall mean and include, as to any Person, (a) all items which in accordance with generally accepted accounting principles would be included on the liability side of a balance sheet on the date as of which liabilities are to be determined (excluding capital stock, surplus, surplus reserves and deferred credits), (b) guaranties, endorsements and other contingent obligations in respect of, or any obligation to purchase or otherwise acquire, indebtedness of others, and (c) all indebtedness (including the Indebtedness) for money, whether borrowed or to be borrowed, matured or unmatured, secured or unsecured and incurred or assumed.

                  8. "Deeds of Trust" shall mean the instruments listed as Items
(1) through (9) on Exhibit "A" attached hereto and made a part hereof, covering the interests of Borrower in the Mortgaged Property, as may be amended, modified, supplemented and/or ratified from time to time.

                  9. "Default" shall mean any event that with the lapse of time, notice or both would constitute an Event of Default.

                  10. "Encumbrances" shall mean liens, encumbrances, security interests, contracts, agreements, preferential rights to purchase, encroachments, easements, rights-of-way, restrictive covenants, conditions, title defects or irregularities, or other restrictions or limitations of any nature or kind.

                  11. "Event of Default" shall mean any of the events or matters specified as an Option Termination Event in Paragraph 2 of the Note Agreement or any default or breach in the performance of or compliance with any covenant or agreement of Borrower in this Agreement, any of the Deeds of Trust or any of the other Loan Documents to the extent such default or breach is not covered in the Note Agreement or stated therein to be an Option Termination Event.

                  12. "Financing Statements" shall mean the Financing Statements listed as Items (10), (11) and (12) on Exhibit "A" attached hereto and made a part hereof, as the same may be amended, modified, supplemented, continued and/or ratified from time to time, and "Financing Statement" shall mean any of the Financing Statements.

                  13. "Guarantors" shall mean, collectively, L. Lowry Mays, James W. Gorman, Robert Scott, Robert Buschman, Michael E. Little, Ames and John Y. Ames, and "Guarantor" shall mean any of them.

                  14. "Governmental Authority" shall mean (a) any foreign governmental authority, (b) the United States of America, (c) any state of the United States of America, (d) any political subdivision of any of the foregoing, and (e) any agency, department, commission, board, bureau or court having jurisdiction over Borrower, Bank or their respective Property.

                  15. "Hibernia" shall mean Hibernia National Bank, a national banking association.

                  16. "Hibernia Loan Agreement" shall mean that certain Loan Agreement (Line of Credit) dated July 6, 2001, between Borrower and Hibernia, as heretofore amended by Borrower and Hibernia, relating to the LOC Note.

                  17. "Highest Lawful Rate" shall mean the highest rate permitted by applicable law, or if no such maximum rate is established by applicable law, at the rate stated in Paragraph 3. of the Note plus five percent (5%) per annum.

                  18. "Hydrocarbons"   shall  have  the  meaning  ascribed  to
that term or to the terms "Production Proceeds" or "Proceeds of Runs" in any of the Deeds of Trust.

                  19. "Indebtedness" shall have the meaning ascribed to that term in any of the Deeds of Trust.

                  20. "Investment" shall mean the purchase or other acquisition of any securities or Debt of, or the making of any loan, advance, transfer of Property or capital contribution to, or the incurring of any liability, contingently or otherwise, in respect of the Debt of, any Person.

                  21. "Leases" shall mean all oil and gas leases, all mineral, royalty or leasehold interests and all real property interests described in any exhibit attached to any of the Deeds of Trust.

                  22. "Legal Requirement" shall mean any law, statute, ordinance, decree, writ, requirement, order, judgment, rule, regulation (or interpretation of any of the foregoing) of, and the term of any license or permit issued by, any Governmental Authority, and "Legal Requirements" shall mean all of the foregoing.

                  23. "Lien" shall mean any mortgage, pledge, charge, assessment, encumbrance, security interest or other lien or restriction of any kind, whether based on common law, constitutional provision, statute or contract, and shall include Permitted Encumbrances, and "Liens" shall mean all of the foregoing.

                  24. "Loan" shall mean the single advance by Bank to Borrower under and pursuant to the Commitment.

                  25. "Loan Documents" shall mean (a) this Agreement, (b) the Note, (c) the Deeds of Trust, (d) the Financing Statements, (e) the guaranty agreements executed by each Guarantor, (f) the Note Agreement, (g) the Note Assignment, (h) all documents, instruments and agreements executed and delivered contemporaneously herewith or hereafter to Bank pursuant to any of the foregoing, and (i) all amendments, modifications, renewals, extensions, supplements, continuations, increases and/or rearrangements of, or substitutions for, any of the foregoing.

                  26. "LOC Note" shall mean that certain Line of Credit Note dated July 6, 2001, executed by Borrower and payable to the order of Hibernia in the original face amount of $5,000,000.00, as amended.

                  27. "Mortgaged Property" shall have the meaning ascribed to that term or the term "Mortgaged Properties" in any of the Deeds of Trust.

                  28. "Note" shall mean the Promissory Note (Floating Rate) executed contemporaneously herewith by Borrower and payable to the order of Bank in the original amount of the Commitment, and all amendments, modifications, renewals, extensions, supplements, increases and/or rearrangements thereof.

                  29. "Note Agreement" shall mean the Note Purchase Option and Transfer Agreement of even date herewith among all Guarantors and Bank, conferring upon the Guarantors, among other rights, the right and option to purchase the Note on the terms and conditions therein provided.

                  30. "Note Assignment" shall mean that certain Assignment of Note, Liens, Security Interests and Other Rights of even date herewith from Hibernia to Bank, assigning all of Hibernia's rights, title and interests in and to the Hibernia Loan Agreement, the LOC Note, the Deeds of Trust, the Financing Statements, all liens and security interests owned and held by Hibernia securing the payment of the LOC Note, the Ames Guaranty and all other loan documents executed in connection with or which relate to the Hibernia Loan Agreement.

                  31. "Option Termination Event" shall have the meaning ascribed to such term in the Note Agreement.

                  32. "Permitted Encumbrances" shall mean those Encumbrances which are usual and customary in the oil and gas industry and that alone or in combination with other Encumbrances do not materially affect the marketability or value of the Mortgaged Property including second liens which Bank has agreed Guarantors may place on the Mortgaged Property.

                  33. "Permitted Investment Securities" shall mean (a) readily marketable securities issued or fully guaranteed by the United States of America, (b) commercial paper rated "Prime 1" by Moody's Investors Service with maturities of not more than 180 days, (c) certificates of deposit or repurchase certificates issued by banks acceptable to Bank, none of which having a maturity of more than one (1) year from the date of issuance thereof, and (d) securities received in settlement of liabilities created in the ordinary course of business.

                  34. "Person" shall mean any individual, corporation, general partnership, limited partnership, limited liability company, joint venture, trust, unincorporated organization, association, joint stock company, Governmental Authority or any other form of legal entity, and "Persons" shall mean all of the foregoing.

                  35. "Pledge Agreement" shall mean that certain Deposit Accounts Control Agreement dated April 10, 2002, among Borrower, Hibernia and Bank.

                  36. "Prime Rate" shall have the meaning ascribed to that term in the Note, which is four and three-quarters percent (4.75%) as of the date of this Agreement.

                  37. "Proper Form" shall mean in form and substance satisfactory to Bank and Bank's Counsel.

                  38. "Property" shall mean any interest in any kind of property or assets, whether real, personal or mixed, or tangible or intangible.

         1.02 U.C.C. Terms. The terms "accessions," "accounts," "as-extracted collateral," "continuation statements," "fixtures," "general intangibles," "proceeds," "security interests" and "security agreements," as used in any of the Loan Documents, shall have the respective meanings ascribed to those terms in the Uniform Commercial Code as enacted and in force in the State of Texas as of the date of this Agreement.

II.      THE LOAN

         2.01 Purpose. The loan proceeds of the Loan shall be used by Borrower solely for the purposes of refinancing the LOC Note, paying in full Indebtedness of Borrower owed to St. Mary Land & Exploration Company, and for general business purposes.

         2.02 Commitment. Subject to the other terms and conditions of this Agreement, Bank hereby agrees to make one Loan to Borrower in the amount of Two Million and No/100 Dollars ($2,000,000.00) (the "Commitment"). Pursuant to the Commitment and subject to such terms and conditions of this Agreement, Bank shall make contemporaneously herewith the Loan to Borrower in the amount of Two Million Dollars ($2,000,000.00) to be used by Borrower for the purposes stated in Paragraph 2.01 of this Agreement. Borrower's obligation to pay the principal of and interest on the Loan shall be evidenced by the Note. The Note is payable to the order of Bank, is dated of even date herewith, is in the amount of the Commitment, matures on May 30, 2003, bears interest at the Prime Rate plus two percent (2.00%) on the outstanding balance of the principal thereof, and is entitled to the benefits of this Agreement and the other Loan Documents. All past due principal and interest shall bear interest at the Highest Lawful Rate. The Loan shall be repaid on or before May 30, 2003 in accordance with the terms and conditions of this Agreement.

         2.03 Commitment Fee. In consideration of the commitment to make the Loan, Borrower shall pay Bank a non-refundable commitment fee in the amount of $20,000.00. The commitment fee shall be paid by Borrower to Bank contemporaneously with the execution of this Agreement, and the payment of such commitment fee is a condition precedent to the obligation to fund the Loan.

         2.04 Computation of Interest. Interest with respect to the Loan shall be computed on the basis of the actual number of days elapsed in a year composed of 360 days, unless otherwise provided in the Note.

         2.05 Sums Payable to Bank. From time to time, Bank shall send to Borrower statements of all amounts due under the Note and this Agreement, which statements shall be considered correct and conclusively binding on Borrower and Bank, absent manifest error. All sums payable to Bank under the Note and this Agreement shall be paid directly to Bank not later than 2:00 p.m., San Antonio, Texas time, on the date when due.

         2.06 Payment Dates. Whenever any payment of principal of, or interest on, all or any portion of the Loan shall be due on a day which is not a Business Day, the date for payment thereof shall be extended to the next succeeding Business Day. If the date for any payment of principal is extended by operation of law or otherwise (except as provided in the preceding sentence), interest thereon shall accrue and be payable thereon at a rate equal to the Highest Lawful Rate until the principal is paid.

         2.07 Funding and Payments. The Loan and all payments hereunder shall be in immediately available funds and in coin or currency of the United States of America which at the time the Loan or any payment is made hereunder is legal tender for the payment of public and private debts.

         2.08 Place of Funding and Payments. The Loan made hereunder shall be funded, disbursed and payable at the banking quarters of Bank in San Antonio, Bexar County, Texas.


III.     CONDITIONS PRECEDENT

         3.01 Execution of Loan Documents. In addition to the other conditions precedent described in Article III hereof, the obligation of Bank to fund the Loan is subject to the accuracy on the date hereof of all representations and warranties made by Borrower, Hibernia or Guarantors to Bank in all Loan Documents, to the performance by Borrower, Hibernia and Guarantors of their respective obligations under the Loan Documents and to the satisfaction of the following further conditions: (a) prior to the funding of the Loan, Bank shall have received the following, all of which shall be in Proper Form: (1) the Note executed by Borrower, (2) the Note Assignment executed by Hibernia, (3) the Note Agreement executed by Borrower, all Guarantors and Bank, (4) UCC-3 assignments from Hibernia to Bank, assigning the Financing Statements, (5) Arbitration and Notice of Final Agreement executed by Borrower, Bank and each Guarantor, (6) guaranty agreements executed by each Guarantor, (7) multiple originals of letters-in-lieu of division orders and/or transfer orders executed by Borrower addressed in blank and/or to all Persons currently disbursing to Borrower proceeds derived from the sale of Hydrocarbons produced from the Mortgaged Property, (8) written assurance acceptable to Bank and Bank's Counsel from Hibernia that originals of the LOC Note, the Hibernia Loan Agreement and the Deeds of Trust, file-stamped copies of the Financing Statements in Hibernia's possession, the Pledge Agreement, and all other loan documents relating to the LOC Note which are in Hibernia's possession, shall be promptly delivered by Hibernia to Bank, and (9) such other documents as Bank or Bank's Counsel may reasonably require; (b) prior to the funding of the Loan, there shall have occurred, in the sole opinion of Bank, no material adverse change in the condition of or title or value to the Mortgaged Property or any adverse change in the assets, liabilities, financial condition, business, operations or circumstances of Borrower or any Guarantor; (c) prior to the funding of the Loan, no Default or Event of Default shall have occurred and be continuing; and
(d) the making or funding of the Loan shall not be prohibited by, or subject Bank to any penalty or onerous condition under, any Legal Requirement.

         3.02 UCC Search. In addition to the other conditions precedent described in Article III hereof, the obligation of Bank to fund the Loan hereunder is subject to the receipt by Bank of written verification from the offices of the Texas and Delaware Secretaries of State, obtained at Borrower's expense, that there are no financing statements and utility security instruments, or notices thereof, affecting the title to the interests of Borrower in the Mortgaged Property or encumbering any Property of Borrower, or any Guarantor, which are on file in said office in the names of Borrower or any Guarantor, except existing Liens in favor of Bank or to be assigned by Hibernia to Bank.

         3.03 Borrower's Corporate Documents. In addition to the other conditions precedent described in Article III hereof, the obligation of Bank to fund the Loan hereunder is subject to the receipt by Bank of documentation (including articles of incorporation and bylaws, and all amendments thereto), in Proper Form and certified by the Secretary of Borrower, which evidences that Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has full power and authority to conduct its business as a domestic corporation in the States of Delaware, Oklahoma, Texas and Utah as it is now being conducted and as proposed to be conducted.

         3.04 Additional Information. In addition to the other conditions precedent described in Article III hereof, the obligation of Bank to fund the Loan is subject to the furnishing by Borrower or any Guarantor of such additional documents, instruments and information as Bank and Bank's Counsel may reasonably request from time to time.


IV.      REPRESENTATIONS AND WARRANTIES

         As an inducement to Bank to enter into this Agreement and to make the Loan, Borrower certifies, represents and warrants to Bank as follows:

         4.01 Legal Requirements. Borrower has full right, power and authority to conduct the business of Borrower as presently conducted and is in compliance with all applicable Legal Requirements.

         4.02 Enforceable Obligations; Authorization. The Loan Docu-ments executed by Borrower are legal, valid and binding obligations of Borrower, enforceable in accordance with their respective terms, except as may be limited by bankruptcy, insolvency and other similar laws affecting creditors' rights generally. The execution, delivery and performance of such Loan Documents are within the right, power and authority of Borrower; do not and will not contravene or violate any Legal Requirements; do not and will not result in the breach of, or constitute a default under, any agreement or instrument by which Borrower or any of Borrower's Property may be bound or affected; and do not and will not result in the creation of any Lien upon any Property of Borrower except as expressly contemplated in the Loan Documents. Any and all necessary authorizations, permits, registrations, consents, waivers and approvals for such making and performance have been heretofore obtained by Borrower. The Liens created by the Deeds of Trust and the Financing Statements are and constitute valid and perfected first and prior Liens on Borrower's interests in the Mortgaged Property, subject to no other Liens whatsoever except Permitted Encumbrances.

         4.03 Other Debt. Borrower has no other Debt except as heretofore disclosed in writing to Bank and is not in default in the payment of any other Debt or in the performance under any agreement, mortgage, deed of trust, security agreement, lease or other contract or instrument to which Borrower is a party or to which Borrower or the Property of Borrower is subject.

         4.04 Litigation. Except as heretofore disclosed in writing to Bank, there is no litigation or administrative proceeding pending or, to the knowledge of Borrower, threatened against, nor is there any outstanding judgment, order or decree affecting, Borrower before or by any Governmental Authority. Except as heretofore disclosed in writing to Bank, there are no outstanding judgment liens against Borrower, and Borrower is not in default with respect to any judgment, order or decree of any Governmental Authority.

         4.05 Title. Borrower owns good and indefeasible title to its interests in the Mortgaged Property, free and clear of all Liens except Permitted Encumbrances and such Liens as created heretofore or contemporaneously herewith by the Loan Documents.

         4.06 Margin Securities. Borrower is not engaged principally, or as one of Borrower's important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations G, T, U or X of the Board of Governors of the Federal Reserve System), and no part of the proceeds of any extension of credit under this Agreement will be used to purchase or carry any such margin stock or to extend credit to others for the purpose of purchasing or carrying margin stock. Neither Borrower nor any Person acting on Borrower's behalf has taken any action that might cause the transactions contemplated by this Agreement or the Note to violate said Regulations G, T, U or X or to violate the Securities Exchange Act of 1934, as amended.

         4.07 Taxes. Borrower has filed all federal, state and local tax returns and other reports that Borrower is required by the laws of any Governmental Authority to file prior to the date hereof and which are material to the conduct of Borrower's business, has paid or caused to be paid all taxes, assessments, deficiencies, penalties, interest and other charges that are due and payable to any Governmental Authority prior to the date hereof (except those being contested in good faith by Borrower), and has made adequate provision for the payment of such taxes, assessments, deficiencies, penalties, interest or other charges accruing but not yet payable. Except for those heretofore disclosed in writing to Bank, Borrower has no knowledge of any pending investigation of Borrower by any Governmental Authority or of any pending but unassessed tax liability of Borrower.

         4.08 Accuracy of Statements, Representations and Warranties. No representation, warranty or statement by Borrower contained in the Loan Documents or in any certificate, affidavit or other document furnished or to be furnished by Borrower or any Guarantor pursuant to this Agreement contains (or shall contain with regard to any documents to be furnished) any untrue or incomplete statement of a material fact or omits (or shall omit) to state a material fact necessary to make such representation, warranty or sworn statement not misleading in light of the circumstances under which it was made. There is no fact known to Borrower which has or could have a material adverse effect, or which might in the future have a material adverse effect, on the Property, financial condition, business affairs or operations of Borrower that has not been disclosed in writing to Bank. All representations and warranties of Borrower contained in the other Loan Documents are incorporated in and made a part of this Article IV for all purposes.

         4.09 Principal Place of Business. The business address of Borrower is 1250 N.E. Loop 410, Suite 205, San Antonio, Texas 78209.

         4.10 ERISA. To the extent Borrower now or hereafter maintains an employee benefit plan, Borrower is and shall always be and remain in compliance with all applicable minimum funding requirements and all other applicable and material requirements of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and there are no existing conditions that would give rise to liability thereunder. No Reportable Event (as defined in Section 4043 of ERISA) has occurred in connection with any employee benefit plan that might constitute grounds for the termination thereof by the Pension Benefit Guaranty Corporation or for the appointment by the appropriate United States District Court of a trustee to administer such plan.

         4.11 Contracts and Leases. Borrower is not a party to, and neither Borrower nor its Property is subject to, any agreement, condition, restriction, covenant, contract or arrangement that might in the future have a material adverse effect on the Property, financial condition, business affairs or operations of Borrower. Borrower has not breached and is not in violation of any covenant or condition in any of the Leases. No covenant or condition in any of the Leases that may have been breached by any predecessor in title to either Borrower remains unremedied.

         4.12 Environmental Matters. Borrower and the Property of Borrower, including the Mortgaged Property, are and shall always be and remain in compliance with all applicable federal, state and local laws, rules, regulations and ordinances relating to environmental matters, including, without limitation, those described or referred to in any of the Deeds of Trust.

         4.13 Gas Balancing Agreements. There are no gas balancing agreements or other agreements, relationships or arrangements of any type, whether written or oral, to which the interests of Borrower in the Leases and Hydrocarbons are subject, that would at any time prevent Borrower from producing and selling for its own account its share of Hydrocarbons or receiving payment at the full sales price for its share of Hydrocarbons as and when Hydrocarbons are produced and sold.

         4.14 Tax Identification Number. The federal tax identification number of Borrower is 13-3299127.

         4.15 Delaware Organization Number. The organization or registration number assigned by the Delaware Secretary of State to Borrower is 2070585.


V.       AFFIRMATIVE COVENANTS

         In addition to the covenants set forth in the Deeds of Trust with which Borrower agrees to comply or cause compliance and which are incorporated in and made a part of this Article V for all purposes, Borrower covenants and agrees with Bank that from and after the date of this Agreement and prior to the termination of this Agreement Borrower will do each and all of the following:

         5.01 Taxes, Legal Requirements and Property Maintenance. At all times, Borrower shall (a) pay or cause to be paid when due all taxes, assessments, charges or levies of every kind imposed upon Borrower or against the income, profits or Property of Borrower, unless and only to the extent that the same are being or shall be contested in good faith by appropriate proceedings and that reserves deemed adequate by Bank have been established and set aside therefor;
(b) comply with all applicable Legal Requirements in connection with the conduct of Borrower's business and the ownership of Borrower's Property, (c) cause Borrower's Property at Borrower's expense to be protected, maintained, adequately insured and kept in good condition and repair (normal wear and tear excepted), make or cause to be made all repairs, replacements and additions to Borrower's Property as may be reasonably necessary to conduct Borrower's business properly and efficiently, and pay and discharge or cause to be paid and discharged when due the cost of such repairs, maintenance, replacements and additions, and (d) pay or cause to be paid rentals on Borrower's Property on or before the same become due.

         5.02 Income Statements, Financial Statements and Infor-mation. Borrower shall furnish or cause to be furnished to Bank such income statements, balance sheets, financial statements, budgets, forecasts, tax returns and other information, reports and statements in Proper Form relating to the financial condition and business affairs of Borrower and/or any Guarantor as from time to time may be requested by Bank.

         5.03 Inspection. Borrower shall permit authorized representa-tives of Bank to visit and inspect any of Borrower's Property, to examine Borrower's non-confidential files, books and records and make copies thereof for Bank's own files, and to discuss the business affairs, operations, finances and accounts of Borrower with Borrower and Borrower's attorneys and accountants, all at such reasonable times and intervals and to such extent as Bank may desire.

         5.04 Further Assurances. Borrower shall promptly execute and deliver to Bank any and all other and further instruments and do such other and further acts as may be necessary or desirable or as may be reasonably requested by Bank to cure any defect in the execution and delivery of any of the Loan Documents or to describe more fully particular aspects of Borrower's agreements set forth in the Loan Documents or so intended to be.

         5.05 Books and Records. Borrower shall maintain books of record and account in accordance with the cash basis of accounting and in which true, full and correct entries will be made of all of Borrower's dealings, activities and business affairs.

         5.06 Notice of Certain Matters. Borrower shall notify Bank in writing immediately upon acquiring knowledge of the occurrence of any of the following:
(a) the institution or threatened institution of any action, lawsuit or administrative proceeding against Borrower or affecting Borrower's Property, (b) the occurrence of any material adverse change in the financial condition, business, operations or affairs of Borrower or any Guarantor, or (c) the occurrence of any Event of Default or any Default; and Borrower shall also notify Bank in writing at least thirty (30) days prior to the date that Borrower changes its principal place of business.

         5.07 Use of Proceeds. Borrower shall use the proceeds of the Loan solely for the purposes specified in Paragraph 2.01 of this Agreement.

         5.08 Mortgaged Property. With respect to the Mortgaged Property and the Indebtedness, Borrower shall comply and remain in compliance with all representations, warranties and covenants set forth in the Deeds of Trust.

         5.09 Conduct of Business. Borrower shall conduct Borrower's business in an orderly and efficient manner in accordance with good, sound business practices, and Borrower shall conduct or cause to be conducted all operations and other activities on the Leases pursuant to and in accordance with the terms thereof, with due diligence and in a good and workmanlike manner, and as a reasonably prudent operator would conduct such operations and activities.

         5.10 Hydrocarbon Contracts. Prior to the occurrence of an Event of Default, any Hydrocarbon sales contract into which Borrower may hereafter enter with a Person for the purchase of Hydrocarbons produced or to be produced from any portion of the Mortgaged Property at any time during the term of this Agreement shall direct such Person to disburse Hydrocarbon sales proceeds and revenues directly to Borrower and a copy of each such contract shall be furnished promptly after execution to Bank. After the occurrence of an Event of Default, any Hydrocarbon sales contract thereafter entered into by Borrower shall direct the Person purchasing Hydrocarbons to disburse such proceeds and revenues directly to Bank for the account of Borrower, and a copy of each such contract shall be furnished promptly after execution to Bank.

         5.11 Title Opinions and Title Curative. Upon request, Borrower shall provide Bank with copies of all title opinions and title curative in Borrower's files covering any portion of the Mortgaged Property to the extent Borrower has not heretofore provided Bank with copies of such title opinions. Borrower agrees to remove or cure, or cause to be removed or cured, at Borrower's expense and to the reasonable satisfaction of Bank's Counsel, all Encumbrances (if any) reflected in such title opinions (or in any title opinions heretofore furnished to Bank) to be unsatisfied as Bank may request within 120 days after receipt of Bank's request.


VI.      NEGATIVE COVENANTS

         Borrower covenants and agrees with Bank that from and after the date of this Agreement and prior to the termination of this Agreement Borrower will not do or cause to be done any of the following:

         6.01 Debt. Borrower shall not create, incur, suffer or permit to exist, or assume or guarantee, directly or indirectly, or become or remain liable with respect to, any Debt, whether direct, indirect, absolute, contingent or otherwise, except the following: (a) Debt owing by Borrower to Bank; (b) existing Debt secured by Liens permitted by Paragraph 6.02 hereof; (c) other Debt existing on the date of this Agreement and heretofore disclosed in writing to Bank (except Debt owing by Borrower to St. Mary Land & Exploration Company which Borrower has agreed in this Agreement to use the loan proceeds of the Loan to pay immediately such Debt in full), and all renewals and extensions (but not increases) thereof, and (d) current accounts payable and unsecured current liabilities, not the result of borrowing, to Persons providing services or furnishing goods or materials in the ordinary course of business, and for expenditures for goods, materials and services normally required by Borrower in the ordinary course of business and on ordinary trade terms.

         6.02 Liens. Without limiting the generality of Paragraph 6.01 above, Borrower shall not create, incur, suffer or permit to exist or assume any Lien upon any of Borrower's Property now owned or hereafter acquired, or acquire any Property upon any sale and leaseback arrangement, any conditional sale or pursuant to any title retention device or arrangement or any purchase money security agreement, or in any manner directly or indirectly sell, assign, pledge or otherwise transfer any of Borrower's accounts or contract rights; provided, however, that Borrower may create or suffer to exist: (a) Liens that are operator's liens or mechanics and materialmen liens arising in the ordinary course of business, and Liens for taxes, assessments and other charges, but only to the extent that either (i) payment of the Debt secured thereby shall be made in full by Borrower before the same become delinquent or (ii) payment thereof is being contested in good faith by Borrower and for which adequate reserves have been established by Borrower to the satisfaction of Bank; (b) Liens in effect on the date hereof and previously disclosed to Bank in writing, provided that the Debt secured thereby shall never increase, and (c) Liens in favor of Bank (or which are being acquired contemporaneously herewith by Bank) that have been created by the Loan Documents.

         6.03 Contingent Liabilities. Borrower shall not directly or indirectly guarantee the performance or payment of, or purchase or agree to purchase, or assume or contingently agree to become or be secondarily liable in respect of, any obligation or liability of any other Person except for the endorsement for collection of checks or other negotiable instruments in the ordinary course of business and contingency obligations under an operating agreement that are customarily accepted in the industry.

         6.04 Loans and Investments. Borrower shall not make any loan, advance, extension of credit or capital contribution to, or make or have any Investment in, any Person, or purchase any stock, bonds, notes, debentures or other securities issued by any Person, or make any commitment to make any such extension of credit or Investment, except Permitted Investment Securities and travel advances in the ordinary course of business.

         6.05 Certificates and Affidavits. Borrower shall not furnish Bank any certificate, affidavit, statement or other document that contains any inaccurate, incomplete or untrue statement of material fact or that will omit to state a material fact necessary to make the same not misleading in light of the circumstances under which the same is furnished.

         6.06 Other Business. Borrower shall not engage in any business other than the business in which Borrower is presently engaged.

         6.07 Dispositions of Mortgaged Property. Borrower shall not directly or indirectly sell, convey, transfer, assign, farmout, lease, sublease, mortgage, pledge or otherwise dispose of or encumber all or any part of the Mortgaged Property (except Hydrocarbons in the ordinary course of business) without the prior written consent of Bank, which may be granted or withheld in Bank's sole discretion (which will not be unreasonably withheld if the proceeds of sale are to be applied to reduce Indebtedness owing on the Note).


VII.     EVENTS OF DEFAULT REMEDIES

         7.01 Remedies upon Event of Default. Upon the occurrence of an Event of Default, Bank may, without notice, demand, presentment, notice of dishonor, notice of acceleration, notice of intent to accelerate, notice of intent to demand, protest or any other notices, formalities or demands of any kind (all of which are hereby expressly waived by Borrower), do any or all of the following:
(a) declare the Note and any other Indebtedness to be, and thereupon the Note and such other Indebtedness shall forthwith become, immediately due and payable, together with all accrued interest thereon; (b) exercise Bank's rights of offset against any account, including Borrower's Account, and all other Property of Borrower in the possession of Bank, which right is hereby granted by Borrower to Bank; and (c) exercise any and all other remedies, rights and powers available to Bank at law or in equity or conferred upon Bank pursuant to the Loan Documents.

         7.02 Remedies Cumulative. All remedies, rights and powers available to Bank at law or in equity or conferred upon Bank in this Agreement, the Note, the Deeds of Trust, the Financing Statements, the guaranty agreements executed by Guarantors, or any other instruments now or hereafter existing in connection with or as security for the payment of the Note or any other Indebtedness secured by the Deeds of Trust are and shall be cumulative one of the other and not exclusive.


VIII.  COLLECTION OF HYDROCARBON PROCEEDS

         In connection with the Note and the Deeds of Trust, it is agreed and provided as follows:

         8.01 Payment of Hydrocarbon Proceeds. Notwithstanding certain of the Loan Documents provide for Hydrocarbons, and the revenues and proceeds accruing and to accrue (and payable and to be payable) with respect thereto, to be paid directly to Bank, all of the same, for the present time and until the occurrence of an Event of Default, shall be paid directly to Borrower. To effectuate the foregoing, Bank hereby confers a license upon Borrower to collect all of the revenues derived from the sale of Hydrocarbons so long as no Event of Default shall have occurred. Borrower shall hold in trust for Bank all such revenues and proceeds received during any calendar month until such revenues and proceeds are endorsed and deposited by Borrower into Borrower's operating account ("Borrower's Account") at Bank. Borrower shall have authority at any time and from time to time to withdraw or transfer to another account of Borrower at Bank any revenues and proceeds deposited in the Borrower's Account, subject to the other terms and conditions of this Agreement and the other Loan Documents. Borrower shall deposit or cause to be deposited such revenues and proceeds into Borrower's Account on or before the fifth day of the calendar month following the month that the same are received by Borrower, and the failure or refusal of Borrower to so deposit the same shall be deemed an Event of Default.

         8.02 Revocation of License. Borrower's collection of all of the revenues derived from the sale of Hydrocarbons prior to any occurrence of an Event of Default shall not affect or impair the liens and security interests created by the Deeds of Trust and the Financing Statements or the validity and effect of the assignment of Hydrocarbons to Bank pursuant to the Deeds of Trust. Upon the occurrence of an Event of Default, such license shall terminate and be revoked and all proceeds derived from the sale of Hydrocarbons assigned to Bank pursuant to the Deeds of Trust shall be paid directly to Bank; and Bank may at such time notify any and all Persons purchasing Hydrocarbons (and such other Persons as Bank deems prudent or necessary to notify) to pay all of such proceeds directly to Bank.

         8.03 Bank's Rights. Nothing herein contained shall impair or prejudice the right of Bank to have delivered and paid to it after the occurrence of an Event of Default the Hydrocarbons, revenues, proceeds and payments described in and conveyed to Bank under certain of the Loan Documents; and any or all of the same shall be delivered and paid directly to Bank at its banking quarters in San Antonio, Bexar County, Texas after the occurrence of an Event of Default.

         8.04 No Liability of Bank. Bank shall not be liable in any respect, and none of the rights and Liens of Bank under the Loan Documents or any other instruments as may be hereafter executed by Borrower in connection with or as security for the payment of the Note or any Debt secured by the Loan Documents are or shall be impaired or diminished by reason of any failure, delay, omission or negligence of Bank in collecting any Hydrocarbons, revenues, proceeds or payments herein mentioned or in taking or failing to take any action with reference thereto.

         8.05 Assignment and Security Agreement. As an inducement to Bank to make the Loan, Borrower hereby assigns to Bank, and hereby grants to Bank a security interest in, all of its respective rights, titles and interests in and to Borrower's Account, all cash and property held from time to time in or in respect of Borrower's Account and all proceeds of any and all of the foregoing (collectively, the "Collateral") to secure the payment by Borrower to Bank of all obligations of Borrower now or hereafter existing under the Loan Documents, whether for principal, interest, charges, costs, fees, expenses or otherwise. Borrower hereby authorizes Bank to file one or more financing or continuation statements, and amendments thereto, in Proper Form relative to all or any part of the Collateral or the Mortgaged Property without the signature of Borrower where permitted by applicable Legal Requirements. If any Event of Default should occur and be continuing, Bank may exercise with respect to the Collateral, in addition to other rights and remedies provided for in this Agreement, in the other Loan Documents or otherwise available to Bank, all the rights and remedies of a secured party under applicable Legal Requirements. Borrower hereby authorizes Bank to withdraw all or any portion of the cash in Borrower's Account from time to time and apply the same in payment of any Debt of Borrower to Bank under the Loan Documents.

         8.06 Letters in Lieu of Division Orders. From time to time (including before and/or after the occurrence of an Event of Default) and at any time upon Bank's request, Borrower shall execute letters in lieu of division orders and/or transfer orders in Proper Form addressed in blank and/or additional letters in Proper Form addressed to all Persons currently or hereafter disbursing to Borrower proceeds derived from the sale of Hydrocarbons produced from the Mortgaged Property and to such other Persons as Bank deems prudent or appropriate. With respect to any letters executed before the occurrence of an Event of Default, Bank agrees not to mail, telefax, forward or otherwise transmit or deliver such letters to any Person until such time (if ever) as an Event of Default may occur. If an Event of Default occurs, Bank shall thereafter from time to time and at any time have the right (but not the obligation) to transmit or deliver such letters to any or all of such Persons.


IX.      MISCELLANEOUS

         9.01 No Waiver. No waiver by Bank of any Default or Event of Default shall be deemed to be a waiver of any other Default or Event of Default. No failure to exercise or delay in the exercise of any right or power conferred upon Bank under any of the Loan Documents shall operate as a waiver thereof, and the single or partial exercise of any such right or power shall not preclude any further or other exercise thereof or the exercise of any other right or power of Bank. No change, amendment, extension, modification, supplement or waiver of any of the Loan Documents or any provision therein shall be effective unless the same is in writing, making reference thereto, and signed by the Person against whom such change, amendment, extension, modification, supplement or waiver is sought to be enforced, except Bank may execute and/or file on behalf of itself and/or Borrower financing statements, continuation statements, and amendments to either as permitted by any Legal Requirement.

         9.02 Notices. Any notice, consent, waiver or other communication required, authorized or permitted to be given under this Agreement or any of the other Loan Documents, except as may be otherwise provided herein or therein, shall be in writing and shall be deemed to have been furnished when directed to the party hereto to whom such notice, consent, waiver or other communication is being given and (a) delivered in person, (b) deposited in the United States mail by registered or certified mail, return receipt requested, postage prepaid, or
(c) sent by telecopy with telephone confirmation of receipt, as follows:


         To Bank:          The Frost National Bank
         -------
                           P. O. Box 1600
                           San Antonio, Texas 78296
                           Telecopy No.: (210) 220-4626
                           Telephone No.: (210) 220-6905
                           Attention:  Mr. W. Casey Shaeffer

         To Borrower:      Venus Exploration, Inc.
         -----------
                           1250 N.E. Loop 410, Suite 205
                           San Antonio, Texas  78209
                           Telecopy No.: (210) 930-4901
                           Telephone No.: (210) 930-2118
                           Attention:  Mr. Eugene L. Ames, Jr.

Either Bank or Borrower may change its address, telecopy number, telephone number or the Person to whose attention notices, consents or other communications are to be directed, but no such change shall be binding on any other party hereto until written notice thereof has been furnished to the other party in the manner stated above. The above telephone numbers are set forth above solely for the purpose of confirming receipt of telecopy transmissions and are not set forth for the purpose of furnishing notices, consents, waivers or other communications.

         9.03 Bank's Counsel; Reimbursement of Fees and Expenses. Borrower acknowledges and understands that Bank's Counsel has acted and is acting as legal counsel to Bank in connection with the loan transaction ("the Loan Transaction") evidenced by this Agreement and the other Loan Documents, and that Bank's Counsel has not represented and is not representing Borrower in connection with the Loan Transaction. Borrower acknowledges that Borrower has retained or been afforded the opportunity to retain its own legal counsel to represent its interests in connection with the Loan Transaction. Within five (5) Business Days of Bank's request or Bank's presentment of any statement by Bank's Counsel, Borrower agrees to and shall reimburse Bank (or pay Bank's Counsel directly if requested to do so by Bank) for all attorney's fees and disbursements incurred by Bank in connection with the preparation of the Loan Documents, the review of Hibernia's loan documents executed by Borrower in connection with or relating to the LOC Note, the processing and closing of the Loan Transaction and the Loan made pursuant to this Agreement, the review of any title opinions and title documents, and the preparation of any title curative instruments deemed necessary by Bank's Counsel to protect and preserve the Liens of Bank created by the Loan Documents. Borrower also agrees (at Bank's option) to advance to Bank or to reimburse Bank immediately upon receipt of a statement or other notification for all filing fees and other costs and expenses incurred by Bank in connection with the recording or filing of (a) the Note Assignment in all counties in which the Deeds of Trust are recorded, together with UCC-3 assignments of the Financing Statements in the office of the Delaware Secretary of State, (b) certain of the Loan Documents to perfect or perpetuate its liens and security interests in the Mortgaged Property and (c) any title curative instruments deemed reasonably necessary by Bank's Counsel to protect and preserve the Liens of Bank created by the Loan Documents. Borrower's failure to timely reimburse (or pay) such legal fees or timely advance or reimburse such filing fees and other costs and expenses shall constitute and be deemed an Option Termination Event under the Note Agreement and an Event of Default under this Agreement and the other Loan Documents.

         9.04 Applicable Law, Venue and Jurisdiction. NOTWITH-STANDING ANYTHING IN ANY OF THE DEEDS OF TRUST TO THE CONTRARY (BUT SUBJECT TO CONFLICTS OF LAW PRINCIPLES AS APPLICABLE TO ANY OF THE DEEDS OF TRUST AND THE ENFORCEMENT AND FORECLOSURE OF LIENS AND SECURITY INTERESTS CREATED THEREBY), THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND SUBJECT TO THE LAWS OF THE STATE OF TEXAS AND THE UNITED STATES OF AMERICA. AS BETWEEN BORROWER AND BANK, THE GOVERNING LAW PROVISIONS IN THE DEEDS OF TRUST (AND ANY OF THE OTHER LOAN DOCUMENTS WHICH MAY PROVIDE FOR THE LAWS OF A DIFFERENT STATE TO GOVERN) ARE HEREBY AMENDED TO THE EXTENT THAT SUCH PROVISIONS MAY BE IN CONFLICT WITH THIS GOVERNING LAW PROVISION. This Agreement shall be performable for all purposes in Bexar County, Texas. Courts within the State of Texas shall have jurisdiction over any and all disputes between Bank and Borrower, whether legal or equitable in nature, including, but not limited to, any and all disputes arising out of or relating to this Agreement or any of the other Loan Documents.

         9.05 Waiver of Jury Trial. Borrower hereby expressly waives any right to a trial by jury in any action or legal proceeding arising out of or relating to this Agreement, the other Loan Documents or the transactions contemplated by the Loan Documents.

         9.06 Survival; Parties Bound. All representations, warranties, covenants and agreements made by or on behalf of Borrower in connection herewith shall survive the execution and delivery of the Loan Documents, shall not be affected by any investigation made by any Person, shall bind Borrower and its successors and assigns, and shall inure to the benefit of Bank and its successors and assigns, provided that the undertaking of Bank hereunder to make the Loan to Borrower shall not inure to the benefit of any successor or assign of Borrower.

         9.07 Usury Not Intended; Refund of Any Excess Payments. It is the intent of Borrower and Bank in connection with the execution and performance of this Agreement to contract in strict compliance with the usury laws of the State of Texas and the United States of America from time to time in effect. In furtherance thereof, Bank and Borrower stipulate and agree that none of the terms and provisions contained in this Agreement or the other Loan Documents shall ever be construed to create a contract to pay for the use, forbearance or detention of money with interest at a rate in excess of the Highest Lawful Rate and that for purposes hereof "interest" shall include the aggregate of all charges which constitute interest under such laws that are contracted for, charged or received under this Agreement. In determining whether or not the interest paid or payable, under any specific contingency, exceeds the Highest Lawful Rate, Borrower and Bank shall, to the maximum extent permitted under applicable law, (a) characterize any nonprincipal payment as an expense or fee rather than as interest, (b) exclude voluntary prepayments and the effects thereof, and (c) "spread" the total amount of interest throughout the entire contemplated term of the Loans.

         9.08 Headings and Captions. The headings and captions used in certain of the Loan Documents are for convenient reference only and shall not in any way affect the meaning or interpretation, and shall not be considered in construing, the Loan Documents.

         9.09 Expenses. Any provision to the contrary notwithstanding, and whether or not the transaction contemplated by this Agreement shall be consummated, Borrower shall pay or reimburse Bank for all out-of-pocket expenses (including, without limitation, the fees and expenses of Bank's Counsel and Bank's independent petroleum engineers as provided elsewhere herein) in connection with the negotiation, preparation, execution, filing, recording, re-filing, re-recording, modification, supplementing and waiver of the Loan Documents and the making, servicing and collection of the Loan and any other loan evidenced by or referred to in any of the Loan Documents.

         9.10 Indemnification. BORROWER AGREES TO INDEMNIFY AND DEFEND, AND TO HOLD HARMLESS, BANK FROM AND AGAINST ANY AND ALL LOSS, LIABILITY, OBLIGATION, DAMAGE, PENALTY, JUDGMENT, CLAIM, DEFICIENCY AND EXPENSE (INCLUDING INTEREST, PENALTIES, ATTORNEYS' FEES, LITIGATION EXPENSES AND AMOUNTS PAID IN SETTLEMENT) TO WHICH BANK MAY BECOME SUBJECT ARISING OUT OF OR BASED UPON THE LOAN DOCUMENTS, THE LOAN MADE HEREUNDER OR ANY OTHER LOAN EVIDENCED BY OR REFERRED TO IN ANY OF THE LOAN DOCUMENTS. THE OBLIGATION OF BORROWER UNDER THIS PARAGRAPH
9.10 SHALL SURVIVE THE TERMINATION OF THIS AGREEMENT AND THE PAYMENT OF THE INDEBTEDNESS.

         9.11 Entire Agreement. This Agreement and the other Loan Documents collectively encompass the final, entire agreement between Borrower and Bank and supersede any and all prior proposals, commitments, agreements, representations and understandings, whether written or oral, relating to the subject matter hereof. The other Loan Documents are incorporated herein by reference.

         9.12 Severability. If any term, covenant or condition of this Agreement or of any of the other Loan Documents is declared invalid, illegal or unenforceable in any respect by final decree of a court having jurisdiction, the other terms, covenants and conditions herein and therein shall nevertheless remain in full force and effect. In lieu of such invalid, illegal or unenforceable term, covenant or condition, there shall be added automatically as a part of the Loan Document a term, covenant or condition that is as similar as possible to the one which is declared invalid, illegal or unenforceable and still be valid, legal and enforceable.

         9.13 Conflict Among Loan Documents. In the event any provision in the
Note is in conflict or is inconsistent with any provision in any of the other Loan Documents (including this Agreement), such provision in the Note shall prevail and control over the provision with which it is in conflict or inconsistent. In the event any provision in this Agreement is in conflict or is inconsistent with any provision in any of the other Loan Documents, except the Note, such provision in this Agreement shall prevail and control over the provision with which it is in conflict or inconsistent.

         9.14 Non-Application of Chapter 346 of Texas Finance Code. The provisions of Chapter 346 of the Texas Finance Code are specifically declared by Borrower and Bank not to be applicable to this Agreement or any of the other Loan Documents or to the transactions contemplated hereby.

         9.15 Construction. Borrower and Bank acknowledge that each of them has had the benefit of or the opportunity to retain legal counsel of its own choice and has been afforded the opportunity to review this Agreement and the other Loan Documents with its legal counsel, and that this Agreement and the other Loan Documents shall be construed as if jointly drafted by Borrower and Bank.

         9.16 Term. This Agreement shall be and remain in full force and effect until the latter to occur of (a) May 30, 2003, (b) the final maturity of the Note, (c) the payment of all amounts due under the Loan Documents, or (d) the performance by Borrower of all obligations thereunder.

         9.17 Amendment and Restatement. This Agreement is executed and delivered by Borrower, and accepted by Bank, as an amendment to and restatement of the Hibernia Loan Agreement. Pursuant to the Note Assignment, Hibernia has assigned or is assigning contemporaneously herewith to Bank all rights, title and interests of Hibernia in and to the Hibernia Loan Agreement, and Bank has therefore succeeded to all rights of Hibernia thereunder. Effective as of the date first typed above, this Agreement in all respects supersedes, replaces and is in lieu of the Hibernia Loan Agreement.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first set forth above.

                                   VENUS EXPLORATION, INC.


                                   By:________________________________
                                      John Y. Ames
                                      President


                                   THE FROST NATIONAL BANK


                                   By:________________________________
                                      W. Casey Shaeffer
                                      Vice President




THIS WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


                                          VENUS EXPLORATION, INC.


                                          By:________________________________
                                             John Y. Ames
                                             President


                                          THE FROST NATIONAL BANK


                                          By:________________________________
                                             W. Casey Shaeffer
                                             Vice President

                                   EXHIBIT "A"

                   Attached to and made a part of that certain
                   Amendment and Restatement of Loan Agreement
                           dated May 30, 2002, between
               Venus Exploration, Inc. and The Frost National Bank


         The "Deeds of Trust" referred to in the Amendment and Restatement of Loan Agreement to which this Exhibit "A" is attached are more particularly described as follows:


(1) That certain Oklahoma Mortgage, Security Agreement, Financing Statement and Assignment of Production dated July 6, 2001, from Venus Exploration, Inc. ("Borrower") to Hibernia National Bank, covering certain of the Mortgaged Property situated in Grady, Latimer and Seminole Counties, Oklahoma, multiple originals of which are recorded in Book 3297, Page 117 of the records of Grady County, Oklahoma, in Book 579, Page 430 of the records of Latimer County, Oklahoma, and in Book 2385, Page 74 of the records of Seminole County, Oklahoma, as modified by Partial Release dated May 10, 2002 (collectively, the "July 6, 2001 Oklahoma Mortgage"), to which instruments and the record thereof reference is hereby made for all purposes;

(2) That certain Texas Deed of Trust, Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated July 6, 2001, from Borrower to Lyndsay P. Job, Trustee for the benefit of Hibernia National Bank, covering certain of the Mortgaged Property situated in Atascosa, Crockett, Hansford, Jefferson and Wharton Counties, Texas, multiple originals of which are recorded in Volume 174, Page 364 of the Official Public Records of Atascosa County, Texas, in Volume 597, Page 529 of the Official Public Records of Crockett County, Texas, in Volume 284, Page 93 of the Official Records of Hansford County, Texas, under Document No. 2001024467 of the Official Public Records of Real Property of Jefferson County, Texas, and in Volume 419, Page 37 of the Official Records of Wharton County, Texas (collectively, the "July 6, 2001 Texas Mortgage"), to which instruments and the record thereof reference is hereby made for all purposes;

(3) That certain Utah Deed of Trust, Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated July 6, 2001, from Borrower to GeoScout Land & Title Company, Inc., as Trustee for the benefit of Hibernia National Bank, covering certain of the Mortgaged Property situated in Duchesne and Uintah Counties, Utah, duplicate originals of which are recorded under Entry No. 347970, and in Book A0353, Page 129, of the records of Duchesne County, Utah, and under Entry No. 2001004623, and in Book 766, Page 809, of the records of Uintah County, Utah (collectively, the "July 6, 2001 Utah Mortgage"), to which instruments and the record thereof reference is hereby made for all purposes;

(4) That certain Oklahoma Mortgage, Security Agreement, Financing Statement and Assignment of Production dated September 27, 2001, from Borrower to Hibernia National Bank, covering certain of the Mortgaged Property situated in Blaine, Custer, Garfield, Latimer, Major, Pawnee, Payne and Pittsburgh Counties, Oklahoma, multiple originals of which are recorded in Book 833, Page 717 of the records of Blaine County, Oklahoma, in Book 1145, Page 322 of the records in Custer County, Oklahoma, in Book 1555, Page 333 of the records of Garfield County, Oklahoma, in Book 583, Page 741 of the records of Latimer County, Oklahoma, in Book 1543, Page 371 of the records of Major County, Oklahoma, in Book 543, Page 760 of the records of Pawnee County, Oklahoma, in Book 1323, Page 323 of the records of Payne County, Oklahoma, and in Book 1132, Page 417 of the records of Pittsburgh County, Oklahoma (collectively, the "September 27, 2001 Oklahoma Mortgage"), to which instruments and the record thereof reference is hereby made for all purposes;

(5) That certain Texas Deed of Trust, Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated September 27, 2001, from Borrower to Lyndsay P. Job, Trustee for the benefit of Hibernia National Bank, covering certain of the Mortgaged Property situated in Jefferson County, Texas, recorded under Document No. 2001035621 of the Official Public Records of Real Property of Jefferson County, Texas (the "September 27, 2001 Jefferson County Mortgage"), to which instrument and the record thereof reference is hereby made for all purposes;

(6) That certain Texas Deed of Trust, Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated September 27, 2001, from Borrower to Lyndsay P. Job, Trustee for the benefit of Hibernia National Bank, covering certain of the Mortgaged Property situated in Crane, Fort Bend, Hardin, Irion, Lipscomb, Panola and Upton Counties, Texas, multiple originals of which are recorded in Volume 431, Page 478 of the Official Public Records of Crane County, Texas, under Document No. 2001094231 of the Official Public Records of Fort Bend County, Texas, in Volume 1286, Page 418 of the Official Public Records of Hardin County, Texas, in Volume 142, Page 560 of the Official Public Records of Irion County, Texas, in Volume 400, Page 286 of the Real Property Records of Lipscomb County, Texas, in Volume 1132, Page 23 of the Official Public Records of Panola County, Texas, and under Document No. 0128688 and recorded in Volume 711, Page 75 of the Official Public Records of Upton County, Texas (collectively, the "September 27, 2001 Texas Mortgage"), to which instruments and the record thereof reference is hereby made for all purposes;

(7) That certain First Supplement and Amendment to Utah Deed of Trust, Mortgage, Assignment, Security Agreement, Fixture Filing, and Financing Statement dated October 15, 2001, but effective as of July 6, 2001, from Borrower to GeoScout Land & Title, Inc., as Trustee for the benefit of Hibernia National Bank, covering certain of the Mortgaged Property situated in Duchesne County, Utah, recorded under Entry No. 350401, and in Book M0296, Page 632, of the records of said county (the "October 15, 2001 Amendment"), to which instrument and the record thereof reference is hereby made for all purposes;

(8) That certain Texas Deed of Trust, Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated November 1, 2001, from Borrower to Lyndsay P. Job, Trustee for the benefit of Hibernia National Bank, covering certain of the Mortgaged Property situated in Crockett and Jefferson Counties, Texas, duplicate originals of which are recorded under Document No. 134982 and recorded in Volume 601, Page 512 of the Official Records of Crockett County, Texas, and under Document No. 2001039301 of the Official Public Records of Real Property of Jefferson County, Texas (collectively, the "November 1, 2001 Texas Mortgage"), to which instruments and the record thereof reference is hereby made for all purposes;

(9) That certain Texas Deed of Trust, Mortgage, Assignment, Security Agreement, Fixture Filing and Financing Statement dated May 21, 2002, from Borrower to Lyndsay P. Job, Trustee for the benefit of Hibernia National Bank, covering oil and gas properties of Borrower in Yoakum County, Texas, as more particularly described therein;

(10) That certain UCC-1 Financing Statement filed in the office of the Secretary of State of the State of Delaware on July 10, 2001 under File No. 1066812 4 in said office (the "First Financing Statement"), to which instrument and the filing thereof reference is hereby made for all purposes;

(11) That certain UCC-1 Financing Statement filed in the office of the Secretary of State of the State of Delaware on October 15, 2001 under File No. 1139515 6 in said office (the "Second Financing Statement"), to which instrument and the filing thereof reference is hereby made for all purposes; and

(12) That certain UCC-1 Financing Statement filed in the office of the Secretary of State of the State of Delaware on November 5, 2001 under File No. 1160608 1 in said office (the "Third Financing Statement"), to which instrument and the filing thereof reference is hereby made for all purposes.